                                                                    EXHIBIT 99.1


                    STATEMENT PURSUANT TO 18 U.S.C. (S)1350

     Pursuant to 18 U.S.C., (S)1350, each of the undersigned certifies that this Quarterly Report on Form 10-Q for the period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Curis, Inc.



                                                /s/ Daniel R. Passeri
                                                --------------------------------
Dated: August 14, 2002                          Daniel R. Passeri
                                                Chief Executive Officer





                                                /s/ Daniel R. Passeri
                                                --------------------------------
Dated: August 14, 2002                          Daniel R. Passeri
                                                Chief Executive Officer
                                                (principal financial and
                                                accounting officer)